Key management compensation	12 Months Ended
Mar. 31, 2022
Disclosure Of Key Management Compensation [Abstract]
Key management compensation [Text Block]

14. Key management compensation

Key management includes the Company's CEO and CFO. Remuneration of directors and key management personnel comprises:

	2022 $	2021 $	2020 $

Short-term benefits	726,158	721,137	570,271
Option-based awards	758,013	1,445,132	395,586
	1,484,171	2,166,269	965,857

Short-term benefits comprise salaries, director fees and employment benefits.

Option-based awards represent the cost of the group of senior management and directors' participation in the incentive stock option plan. The costs are measured by the fair value of instruments granted, accounted for in accordance with IFRS 2, Share-based Payment. For details of these plans refer to note 9 to these consolidated financial statements.